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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004


                                    FORM 8-K


                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 2, 1996


                          Commission file number 1-977
                                                 -----

                       WESTINGHOUSE ELECTRIC CORPORATION
                       ---------------------------------
                         (Exact name of registrant as
                           specified in its charter)


                PENNSYLVANIA                                 25-0877540
                ------------                                 ----------
         (State or other jurisdiction                     (I.R.S. Employer
              of incorporation)                        Identification Number)


 Westinghouse Building, 11 Stanwix Street, Pittsburgh, Pennsylvania 15222-1384
 -----------------------------------------------------------------------------
               (Address of principal executive offices; zip code)


                                 (412) 244-2000
                                 --------------
               (Registrant's Telephone No., including area code)
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Item 5.  Other Events
         ------------

         On May 2, 1996, the Registrant issued a press release concerning earnings for the quarter ended March 31, 1996. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein. In accordance with Accounting Principles Board Opinion No. 30, "Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business and Extraordinary, Unusual and Infrequently Occurring Events and Transactions," (APB 30), the Registrant has reclassified to Discontinued Operations the financial information for the Environmental Segment. In connection with this action, the Registrant has realigned 1995 results, by quarter, to allow comparisons between the segments. Total year 1994, 1993, and 1992 segment results have also been realigned. A copy of the realigned segment financial results for the periods is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety. Also, with the reclassification of the Environmental Segment into Discontinued Operations, the income statement for the Registrant has been restated for 1995 results, by quarter, and total year 1994, 1993, and 1992. A copy of the restated condensed consolidated statement of income for these time periods is attached hereto as Exhibit 99.3 and is incorporated herein in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

         Exhibit No.

           99.1 Press Release concerning earnings of the Registrant for the quarter ended March 31, 1996 is filed as Exhibit 99.1 to this Report.

           99.2 First Quarter 1996, 1995 Quarterly, and Total Year 1994, 1993, and 1992 Segment Results aligned on the first quarter 1996 segment basis is filed as Exhibit 99.2 to this Report.

           99.3 First Quarter 1996, 1995 Quarterly, and Total Year 1994, 1993, and 1992 Condensed Consolidated Statement of Income restated for the reclassification to Discontinued Operations of the Environmental Segment is filed as
                   Exhibit 99.3 to this Report.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WESTINGHOUSE ELECTRIC CORPORATION
                                               (Registrant)


                                    By: /s/ FREDRIC G. REYNOLDS
                                        -------------------------------
                                        Fredric G. Reynolds
                                        Executive Vice President
                                        and Chief Financial Officer


Date:  May 2, 1996
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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.         Description                        Sequential Page No.
- -----------         -----------                        -------------------

 99.1               Press Release


 99.2               First quarter 1996,
                    1995 Quarterly, and Total
                    Year 1994, 1993, and 1992
                    Segment Results


 99.3               First quarter 1996,
                    1995 Quarterly, and Total
                    Year 1994, 1993, and 1992
                    Condensed Consolidated
                    Statement of Income